TRANSAMERICA FUNDS

Supplement to the Currently Effective Prospectus

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The following bullets replace the similar information found in the “Choosing a Share Class” section under the heading “Waiver of Class A and Class T Initial Sales Charges” of the Retail Prospectus:

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Employer-sponsored retirement plans described in Section 401(a), 401(k), 401(m), 403(b) or 457 of the Internal Revenue Code with assets of $1 million or more and whose accounts are held through an Omnibus or plan level arrangement;

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Retirement plans described in Section 401(a), 401(k), 401(m), 403(b), or 457 of the Internal Revenue Code whose accounts are held through an Omnibus or plan level arrangement that purchased Class A shares without a sales charge prior to August 31, 2007;

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Investors Should Retain this Supplement for Future Reference

November 6, 2014